Business Combination	12 Months Ended
Dec. 31, 2019
Business Combination
Business Combination

23.  Business Combination

On 18 December 2019, NFH consummated the Business Combination (Note 1) to integrate the Partnership, a private healthcare provider in the PRC with a nationwide footprint. The purchase consideration for the Business Combination consists of cash, issuance of NFH ordinary shares, and issuance of NFH Awards. The fair values of the identifiable assets and liabilities of the Partnership and its subsidiaries as at the Closing Date were as follows:

Fair value recognized on acquisition
Property and equipment	1,938,737
Intangible assets	2,585,198
Right-of-use assets	1,778,337
Deferred tax assets	59,483
Other non-current assets	96,585
Inventories	57,910
Trade receivables	248,631
Amounts due from related parties	143
Prepayments and other current assets	264,223
Restricted cash	350
Cash and cash equivalents	387,162
Trade payables	(124,480)
Contract liabilities	(353,267)
Accrued expenses and other current liabilities	(756,815)
Amounts due to related parties	(2,193)
Tax payable	(20,584)
Interest-bearing bank borrowings	(394,333)
Lease liabilities	(1,778,336)
Deferred tax liabilities	(682,328)
Other non-current liabilities	(9,462)
Total identifiable net assets at fair value	3,294,961
Non-controlling interests	(237,237)

Goodwill on acquisition	6,056,253

The fair values of the trade receivables as at the date of acquisition amounted to RMB248,631. The gross contractual amounts of trade receivables was RMB330,439,  RMB81,808 of which is expected to be uncollectible.

The Group measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities. There were no favourable or unfavourable terms of the leases relative to market terms.

The following summarizes the total purchase consideration:

	Notes	Value

Cash consideration		7,941,232
Issuance of NFH ordinary shares	(i)	1,036,842
Issuance of NFH Awards	(ii)	135,903
Total consideration
		9,113,977
(i)

NFH issued 14,657,361 ordinary shares as part of the purchase consideration. The fair value of these NFH ordinary shares was US$10.11 per share, which is the closing price of NFH ordinary shares on the Closing Date.

(ii)

3,998,314 NFH Awards were issued to replace the Partnership Awards (Note 22). The acquisition date fair value of the Partnership Awards attributed to pre-combination service was included in the purchase consideration. The acquisition date fair value of the Partnership Awards attributed to post-combination service, and the Incremental Compensation (Note 2.4) of RMB1,253 is recognized as post-combination remuneration expense in the Successor Period and thereafter.

An analysis of the cash flows in respect of the Business Combination is as follows:

Cash consideration	(7,941,232)
Cash and bank balances acquired	387,162
Net outflow of cash and cash equivalents	(7,554,070)
Transaction costs of the acquisition
(229,057)

(7,783,127)

The Group incurred transaction costs of RMB311,337 for this acquisition. Transaction costs of RMB54,470 related to a bank borrowings and issuance of equity instruments were deducted from the proceeds of the corresponding borrowing and equity securities issued. The remaining RMB256,867 is included in operating expenses.

Since the acquisition, the Partnership contributed RMB80,035 to the Group’s revenue and RMB196,987 to the consolidated loss for the Successor Period.

Had the combination taken place at the beginning of 2019, the revenue and the loss of the Group for the year ended 2019, respectively, would have been RMB2,449,202 and RMB496,318, respectively.